UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2021

Clover Health Investments, Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39252	98-1515192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

725 Cool Springs Boulevard, Suite 320, Franklin, Tennessee		37067
(Address of principal executive offices)		(Zip Code)

(201) 432-2133

(Registrant’s telephone number, including area code)

Social Capital Hedosophia Holdings Corp. III

317 University Ave, Suite 200

Palo Alto, California 94301

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	CLOVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (the “Form 8-K”) of Clover Health Investments, Corp. (the “Company”) originally filed by the Company on January 12, 2021 is being filed solely for the purpose of supplementing the historical financial statements and pro forma condensed combined financial information provided under Items 9.01(a) and 9.01(b) in the Form 8-K to include the audited consolidated financial statements of Clover Health Investments, Corp. and its subsidiaries as of prior to the Transactions (collectively, “Clover”) as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clover for the year ended December 31, 2020. This Amendment No. 1 does not amend any other item of the Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Form 8-K.

Capitalized terms used but not defined herein have the meanings assigned to them in the Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Clover as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 are included as Exhibit 99.5 and are incorporated by reference into this Item 9.01. The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clover for the year ended December 31, 2020 is also included as Exhibit 99.6 and is incorporated by reference into this Item 9.01.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Clover as of December 31, 2020 and for the year ended December 31, 2020 is set forth in Exhibit 99.7 hereto and is incorporated herein by reference into this Item 9.01.

(d) List of Exhibits.

		Incorporated by reference				Filed or furnished herewith
Exhibit No.	Exhibit title	Form	File No.	Exhibit No.	Filing date

99.5	Audited consolidated financial statements of Clover Health Investments, Corp. as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019					X

99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clover Health Investments, Corp. for the year ended December 31, 2020					X

99.7

Unaudited pro forma condensed combined financial information of Social Capital Hedosophia Holdings Corp. III and Clover Health Investments, Corp. as of December 31, 2020 and for the year ended December 31, 2020

X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clover Health Investments, Corp.

Date: March 31, 2021	/s/ Joseph Wagner
	Name:	Joseph Wagner
	Title:	Chief Financial Officer